EXHIBIT 10.10

                        AGENCY AND CONSULTING AGREEMENT


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March 8, 1996



Nancy A. Mattar
President
Mattar Consulting Services
c/o Metropolitan Realty Corporation
535 Griswold, Suite 748
Detroit, Michigan 48226

RE:  Mattar Consulting Services - Agency and Consulting Agreement

Dear Nancy:

This letter shall serve to formally extend the Agency and Consulting Agreement between Metropolitan Realty Corporation (MRC) and Mattar Consulting Services
(MCS) for one year. It will expire as of December 31, 1996, subject to earlier termination as provided in the Agreement.

The Corporation shall pay the Agent $46,746 per year in bi-monthly installments upon receipt of an invoice for each installment.

All other terms and conditions contained in the Agreement shall remain the same.

Sincerely,

METROPOLITAN REALTY CORPORATION


By:  /s/ Wayne S. Doran
     --------------------------------
     Wayne S. Doran
     Chairman, Executive Committee

AGREED AND ACCEPTED


     /s/ Nancy A. Mattar
     --------------------------------
     Nancy A. Mattar, President
     Mattar Consulting Services, Inc.